Exhibit 10.39

THIRD AMENDMENT TO THE AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT

THIS THIRD AMENDMENT TO THE AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT, dated as of December 15, 2006 (this “Amendment”), is by and among Red Bird Receivables, Inc., as Borrower (“Borrower”), International Paper Financial Services, Inc., as Servicer (“Servicer”), International Paper Company, as Performance Guarantor (“Performance Guarantor”), The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch (formerly known as The Bank of Tokyo-Mitsubishi, Ltd., New York Branch), as a Co-Agent, JPMorgan Chase Bank, N.A., as a Co-Agent, BNP Paribas, New York Branch, as a Co-Agent, Starbird Funding Corporation, Citicorp North America, Inc., as a Co-Agent and Wachovia Bank, National Association, as a Co-Agent and as administrative agent (in its capacity as administrative agent, the “Administrative Agent”). Capitalized terms used and not otherwise defined herein shall have the meanings attributed thereto in the Credit Agreement (as defined below).

PRELIMINARY STATEMENTS

WHEREAS, Borrower, Servicer, Performance Guarantor, the Conduits, the Co-Agents, the Liquidity Banks and Administrative Agent are parties to that certain Amended and Restated Credit and Security Agreement, dated as of November 17, 2004 (as amended or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Loan Parties desire to amend the Credit Agreement as hereinafter set forth; and

WHEREAS, Agents are willing to agree to such amendments on the terms and subject to the conditions set forth in this Amendment;

NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendment. Effective as of November 30, 2006, clause (iii)(b) of the definition of “Cap Gemini-Poland Trigger Event” is hereby amended and restated in its entirety to read as follows:

(b) the three-month moving average of the “Dilution Ratio” as defined and evaluated in Schedule 18A to Change Order 21 to the Cap Gemini-Poland Contract as in effect on November 20, 2006 shall exceed 6.25% for any two consecutive months or for any three months in any 12-month period,

2. Representations and Warranties. In order to induce the other parties to enter into this Amendment, each of the Loan Parties hereby represents and warrants as follows:

(a) The execution and delivery by such party of this Amendment, and the performance of its obligations under the Credit Agreement as amended hereby, are within such party’s organizational powers and authority and have been duly authorized by all necessary organizational action on its part; and

(b) This Amendment has been duly executed and delivered by such party, and the Credit Agreement, as amended hereby, constitutes such party’s legal, valid and binding obligation, enforceable against such party in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

3. ConditionsPrecedent. This Amendment shall become effective as of the date first above written upon execution and delivery to the Administrative Agent of a counterpart hereof by each of the parties hereto.

4. Miscellaneous.

(a) CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW.

(b) Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

(c) Ratification. Except as expressly amended hereby, each of the Credit Agreement and the Performance Undertaking remains unaltered and in full force and effect and is hereby ratified and confirmed.

<Signature pages follow>

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

RED BIRD RECEIVABLES, INC., AS BORROWER

By:	/s/ Lillian Shou
Name:	Lillian Shou
Title:	VP & Treasurer

INTERNATIONAL PAPER FINANCIAL SERVICES, INC., AS SERVICER

By:	/s/ David Riposo
Name:	David Riposo
Title:	Treasurer

INTERNATIONAL PAPER COMPANY, AS PERFORMANCE GUARANTOR

By:	/s/ Errol Harris
Name:	Errol Harris
Title:	VP & Treasurer

Third Amendment to CSA

WACHOVIA BANK, NATIONAL ASSOCIATION, AS VFCC AGENT AND AS ADMINISTRATIVE AGENT

By:	/s/ Michael J. Landry
Name:	Michael J. Landry
Title:	Vice President

Third Amendment to CSA

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, AS GOTHAM AGENT

By:	/s/ Van Dusenbury
Name:	Van Dusenbury
Title:	Senior Vice President

Third Amendment to CSA

JPMORGAN CHASE BANK, N.A., AS PARCO AGENT

By:	/s/ John M. Kuhns
Name:	John M. Kuhns
Title:	Vice President

Third Amendment to CSA

STARBIRD FUNDING CORPORATION

By:	/s/ Franklin P. Collazo
Name:	Franklin P. Collazo
Title:	Secretary

BNP PARIBAS, ACTING THROUGH ITS NEW YORK BRANCH, AS A LIQUIDITY BANK AND AS STARBIRD AGENT

By:	/s/ Sean Reddington
Name:	Sean Reddington
Title:	Managing Director

By:	/s/ Michael Gonk
Name:	Michael Gonk
Title:	Director

Third Amendment to CSA

CITICORP NORTH AMERICA, INC., AS CAFCO AGENT

By:	/s/ Debbie Ng
Name:	Debbie Ng
Title:	Vice President

Third Amendment to CSA